UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 18, 2008

                                   CDEX, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                     000-49845                52-2336836
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

         4555 South Palo Verde, Suite 123
                  Tucson, Arizona                                   85714
     (Address of principal executive offices)                    (Zip Code)

                                 (520) 745-5172
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective February 18, 2008, CDEX, Inc., a Nevada corporation ("Registrant"), announced the appointment of Timothy D. Shriver as Registrant's Chief Operating Officer ("COO"). Mr. Shriver has been with Registrant since 2001, and had most recently been serving as Registrant's Senior Vice President of Technical Operations.

     Mr. Shriver will have responsibility for national and international technical operations of the Registrant. Prior to joining Registrant, Mr. Shriver had a distinguished career in the nuclear power industry, working in such organizations as Mississippi Power & Light, Arizona Power, Tennessee Valley Authority, and Ontario Power Generation. More detailed biographical information is available on Registrant's web-site at www.cdex-inc.com.

     A copy of a press release issued on February 18, 2008 announcing Mr. Shriver's appointment is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

   Exhibit
   Number                  Title of Document                       Location
----------- ------------------------------------------------- ------------------

    99.1    Press Release, dated February 18, 2008             Attached

----------- ------------------------------------------------- ------------------


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CDEX, INC.


Date: February 18, 2008                 By  /s/ Malcolm H. Philips, Jr.
                                            ------------------------------------
                                            Malcolm H. Philips, Jr., President







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